Exhibit 3.79

[GRAPHIC APPEARS HERE] Industry Canada		Industrie Canada
Certificate of Amendment
Canada Business Corporations Act
Mobile Video Productions Inc.		362938-4

Name of corporation		Corporation number
I hereby certify that the articles of the above-named corporation were amended:
a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐
b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐
c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☑
d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;	☐

[Illegible signature]
Director

[GRAPHIC APPEARS HERE]		February 26, 2004
Date of Amendment

Industry Canada	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)
Canada Business Corporations Act

1 – Name of the Corporation Mobile Video Production Inc.	2 – Corporation No. 3629384

3 – The articles of the above-named corporation are amended as follows:

Paragraph 1 of the articles is herein amended to change the name of the Corporation from Mobile Video Production Inc. to Mobile Video Productions Inc.

Date February 26th , 2004	Signature	4 – Capacity of Assistant Secretary

For Departmental Use only Filed Mar – 8 2004	Printed Name – PAMELA A.HARROD	[GRAPHIC APPEARS HERE	]

[GRAPHIC APPEARS HERE] Industry Canada
Certificate of Amendment
Canada Business Corporations Act
Mobile Video Production Inc.		362938-4

Name of corporation-Dénomination de la société		Corporation number
I hereby certify that the articles of the above-named corporation were amended:
a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐
b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐
c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☑
d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;	☐
Illegible signature		January 26, 2004
Director		Date of Amendment

[GRAPHIC APPEARS HERE]

Industry Canada	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)
Canada Business Corporations Act

1 – Name of the Corporation – Denomination sociale de la société WIC Mobile TV Inc.	2 – Corporation No. – 3629384

3 – The articles of the above-named corporation are amended as follows:	Les status de la société mentionnée ci-dessus sone medifies de la facon suivants:

Paragraph 1 of the articles is herein amended to change the name of the Corporation from WIC Mobile TV Inc. to Mobile Video Production Inc.

Date January 22/04	Signature	4 – Capacity of –

For Departmental Use only Filed	Printed Name – PAMELA A.HARROD	[GRAPHIC APPEARS HERE	]